UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2011

Huron Consulting Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

550 West Van Buren Street, Chicago, Illinois		60607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 583-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The information from Item 5.02(c) below is incorporated herein by reference in its entirety.

(c) On February 22, 2011, Huron Consulting Group Inc. (the "Company") announced that David M. Shade, President and Chief Operating Officer, will retire from the Company as of June 30, 2011 and has resigned his positions of President and Chief Operating Officer effective March 31, 2011. Additionally, James K. Rojas, currently the Company’s Chief Financial Officer, has been appointed by the Board of Directors of the Company (the "Board") as Chief Operating Officer of the Company effective March 31, 2011. Mr. Rojas will continue to have responsibility for the Chief Financial Officer position until the Company identifies a permanent replacement.

Additionally, on February 22, 2011, the Company announced that James H. Roth, currently the Company’s Chief Executive Officer, will assume the role of President in addition to his current responsibilities effective March 31, 2011.

Mr. Rojas, age 42, was named Chief Financial Officer of the Company on July 30, 2009. Previously, he was the Executive Vice President and Chief Financial Officer of Stop & Shop and Giant Supermarket Company, a subsidiary of Ahold USA, Inc., a grocery retailer, from June 2007 to June 2009. Prior thereto, he was the Executive Vice President – Shared Services of Ahold USA, Inc. from January 2007 to June 2007. Prior thereto, he was the Executive Vice President and Chief Administration Officer of U.S. Foodservice, a broadline foodservice distributor, from January 2006 to December 2006. Prior thereto, Mr. Rojas was Vice President of Corporate Development for the Company from March 2005 through December 2005 and before that he was a managing director of Huron Consulting Services LLC from May 2002 through March 2005. Mr. Roth, age 53, was named Chief Executive Officer of the Company on July 30, 2009. Previously, he was Vice President, Health and Education Consulting for the Company since January 1, 2007. Since the Company’s inception in 2002, Mr. Roth has been a managing director and practice leader of the Company’s Higher Education Consulting Practice.

On February 22, 2011, the Company also announced that Natalia Delgado, Vice President, General Counsel and Corporate Secretary, will resign from her role as Vice President and General Counsel and will assume the role of Senior Counsel to the Board of Directors effective February 22, 2011. She also will remain as Corporate Secretary. In her new role, she will focus primarily on the on-going efforts related to the investigation by the Securities and Exchange Commission and the litigation relating to the restatement.

Diane E. Ratekin, currently the Company’s Deputy General Counsel, will succeed Ms. Delgado as Vice President and General Counsel effective February 22, 2011. Ms. Ratekin, age 54, has been employed in the Company’s legal department since January 2005 and most recently served as Deputy General Counsel. Ms. Ratekin has more than twenty years of experience practicing law with nationally recognized law firms and publicly held corporations.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated February 22, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.

February 22, 2011	By:	James K. Rojas

Name: James K. Rojas
Title: Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 22, 2011